Related Parties	12 Months Ended
Dec. 31, 2021
Related Parties
Related Parties

Note 20: Related Parties

20.1 Compensation due to executive officers and directors

	FOR THE YEAR ENDED
	DECEMBER 31,
(amounts in thousands of euros)	2019	2020	2021
Fixed compensation	1,405	960	1,125
Variable compensation	286	272	269
Benefits in kind	15	34	25
Directors fees	230	263	301
Share-based payments	53	581	3,294
Consulting fees	—	—	30
Total compensation of executive officers	1,989	2,110	5,044

Post-employment benefits have not been granted to our Chief Executive Officer or members of the Board of Directors.

20.2 Intellectual Property Agreement signed with the Company’s CEO

The Company’s CEO, who is a corporate officer but not an employee of the Company under French law, is involved in our research and development activities. He has developed inventions with the Company for which the Company has submitted patent applications in which the Company’s CEO is listed as a co-inventor and other inventions that the Company expects may give rise to patent applications in the future for which the Company expects he will be included as a co-inventor.

As an inventor, the Company’s CEO has certain rights under French intellectual property law. These rights are distinct from the statutory rights that usually apply to employee inventors under French law.

In order to define a framework within which any intellectual property resulting from the Company’s CEO’s research and development activities is properly assigned to the Company, the Company has entered into an agreement, which has been approved by the Company’s board of directors pursuant to which he is entitled to the following payments for his contributions:

(a)	a first lump sum cash payment of €90 thousand to be paid within 30 days of filing of a patent application based on the assigned rights; and
(b)	a second lump sum cash payment of €90 thousand to be paid within 30 days of publication of a patent application based on the assigned rights; and
(c)	a 6.5% royalty payment with respect to any license income and/or any net sales by the Company of products manufactured with the patents filed on the basis of the assigned rights.

These three payments will be capped at €2.1 million on a platform per platform basis.

In the event that a third-party pharmaceutical and/or biotech company acquires 100% of the Company’s capital and voting rights, payments will be accelerated, so that the cap (€2.1 million per platform), less any amount previously paid in respect of a platform, will become immediately payable.

Following the signature of this agreement, an amount of €450 thousand was due to the Company’s CEO, as certain patent applications covered by the agreement had already been filed and therefore triggered payment of the first lump sum. Additional amounts of €180 thousand and €270 thousand were due to the Company’s CEO in 2019 and 2020, respectively.

In April 2020, the Company entered into an amendment to the Intellectual Property agreement signed with the Company’s CEO to cover two publications of patent applications not included under the existing contract. This amendment was approved by the Board of Directors on April 3, 2020, under which the Company’s CEO is entitled to the payment of a lump sum in cash amounting to €180 thousand.

The total patents rights acquired from the Company’s CEO as of December 31, 2021 amounted to €1,350 thousand and are amortized over a 19-year period.

€270 thousand was paid to the Company’s CEO in 2019, €180 thousand in 2020 and €270 thousand in 2021. The remaining amount of €630 thousand was used for the subscription and the exercise of the investors warrants by the Company’s CEO (see Note 11).

20.3 Consultant contract concluded with Successful Life

On October 1, 2019, the Company entered into a services agreement with Successful Life SAS in which Jean Mariani (Non-employee Director of Biophytis since October 2019), its legal representative, has a controlling interest. This services agreement provides for the preparation of meetings of the Scientific Committee, scientific and strategic advice regarding the biology of aging. The agreement provides for a fixed remuneration of €450 per day within the cap of €32.4 thousand per year and reimbursement of costs and expenses upon presentation of supporting documentation. This agreement was entered into for a period of one year and was renewed by written amendment dated October 1, 2020 for an additional period of one year, tacitly renewable.

On July 7, 2021, the Company entered into a new service agreement with Successful Life for the replacement of the CMO (Chief Medical Officer) position until the arrival of the new CMO. This agreement replaces the previous service agreement until the arrival of the new CMO and provides for a fixed remuneration of €15 thousand per month until September 30, 2021.

20.4 Company’s CEO’s Share loan agreement with Negma

As part of the implementation of the financing agreement with Negma (see note 12.2), the Company’s CEO has entered into a loan agreement for his shares in the Company for the benefit of Negma in order to facilitate the various issuance and conversion transactions.

Following the delivery of the 2,050,000 shares to Negma (see note 14) and the termination of the agreement, the share loan agreement was terminated.

20.5 Escrow Agreement

In order to comply with the requirements of the order of the President of Paris Commercial Court, dated May 7, 2020 by which the Company were ordered to place in escrow 2,050,000 of the Company’s shares until their delivery to Negma, and as the Company did not hold a sufficient number of its own shares, the Company asked its CEO, by a letter dated May 19, 2020, to place in escrow some of the shares of the Company he owned. The letter (which was countersigned by the Company’s CEO) included a provision for the indemnification by the Company of the Company’s CEO for any loss he may suffer as a result of this arrangement. As the delivery of the shares to Negma took place on June 5, 2020, the escrow was released in full, including the shares in escrow owned by the Company’s CEO, which were returned to him.